--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                             Period 1-6             Period 7-12            Period 13-18            Period 19-24
Class            Rating                   PAC IO Notional         PAC IO Notional         PAC IO Notional        PAC IO Notional
--------------------------------------------------------------------------------------------------------------------------------
A1-A             AAA / AAA                 282,695,000.00          281,150,000.00          274,804,000.00         267,559,000.00
A1               AAA / AAA                  99,217,000.00           93,634,000.00           72,683,000.00          48,846,000.00
A2               AAA / AAA                 102,954,000.00          102,954,000.00          102,954,000.00         102,954,000.00
A3               AAA / AAA                  79,567,000.00           79,567,000.00           79,567,000.00          79,567,000.00
A4               AAA / AAA                 406,038,000.00          406,038,000.00          406,038,000.00         406,038,000.00
B                AA / Aa2                   35,492,000.00           35,492,000.00           35,492,000.00          35,492,000.00
C                AA- / Aa3                  14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
D                A / A2                     26,620,000.00           26,620,000.00           26,620,000.00          26,620,000.00
E                A- / A3                    14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
F                BBB+ / Baa1                14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
G                BBB / Baa2                 14,789,000.00           14,789,000.00           14,789,000.00          14,789,000.00
H                BBB- / Baa3                14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
J                BB+ / Ba1                  19,225,000.00           19,225,000.00           19,225,000.00          19,225,000.00
K                BB / Ba2                    7,394,000.00            7,394,000.00            7,394,000.00           7,394,000.00
L                BB- / Ba3                   8,874,000.00            8,874,000.00            8,874,000.00           8,874,000.00

-----------------------------------------------------------------------------------------------------------------------------------
                   Period 25-30             Period 31-36             Period 37-42            Period 43-48            Period 49-54
Class             PAC IO Notional          PAC IO Notional         PAC IO Notional         PAC IO Notional        PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1-A             260,624,000.00             253,797,000.00          247,258,000.00          240,821,000.00         229,293,000.00
A1                25,963,000.00               3,396,000.00                       -                       -                      -
A2               102,954,000.00             102,954,000.00           84,759,000.00           63,469,000.00          34,248,000.00
A3                79,567,000.00              79,567,000.00           79,567,000.00           79,567,000.00          79,567,000.00
A4               406,038,000.00             406,038,000.00          406,038,000.00          406,038,000.00         406,038,000.00
B                 35,492,000.00              35,492,000.00           35,492,000.00           35,492,000.00          35,492,000.00
C                 14,788,000.00              14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
D                 26,620,000.00              26,620,000.00           26,620,000.00           26,620,000.00          26,620,000.00
E                 14,788,000.00              14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
F                 14,788,000.00              14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
G                 14,789,000.00              14,789,000.00           14,789,000.00           14,789,000.00          14,789,000.00
H                 14,788,000.00              14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
J                 19,225,000.00              19,225,000.00           19,225,000.00           12,093,000.00           3,258,000.00
K                  7,394,000.00               7,394,000.00            2,061,000.00                       -                      -
L                  8,874,000.00               4,219,000.00                       -                       -                      -

-----------------------------------------------------------------------------------------------------------------------------------
                  Period 55-60               Period 61-66           Period 67-72            Period 73-78            Period 79-84
Class            PAC IO Notional           PAC IO Notional         PAC IO Notional         PAC IO Notional        PAC IO Notional
-----------------------------------------------------------------------------------------------------------------------------------
A1-A             161,892,000.00              157,857,000.00          153,881,000.00          150,072,000.00         139,991,000.00
A1                            -                           -                       -                       -                      -
A2                            -                           -                       -                       -                      -
A3                13,102,000.00                           -                       -                       -                      -
A4               406,038,000.00              402,495,000.00          386,070,000.00          370,355,000.00         337,159,000.00
B                 35,492,000.00               35,492,000.00           35,492,000.00           35,492,000.00          35,492,000.00
C                 14,788,000.00               14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
D                 26,620,000.00               26,620,000.00           26,620,000.00           26,620,000.00          26,620,000.00
E                 14,788,000.00               14,788,000.00           14,788,000.00           14,788,000.00          14,788,000.00
F                 14,788,000.00               14,788,000.00           14,788,000.00           14,788,000.00          12,513,000.00
G                 14,789,000.00               14,789,000.00           10,554,000.00            3,968,000.00                      -
H                  9,757,000.00                2,620,000.00                       -                       -                      -
J                             -                           -                       -                       -                      -
K                             -                           -                       -                       -                      -
L                             -                           -                       -                       -                      -